Delaware VIP(r) Trust
Form N-SAR Exhibit List
June 30, 2010

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At Joint Special Meetings of Shareholders of Delaware VIP(r) Trust (the "Trust"), on behalf of
Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP
Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value
Equity Series, Delaware VIP Limited-Term Diversified Income Series (formerly, Delaware VIP
Capital Reserves Series), Delaware VIP REIT Series, Delaware VIP Small Cap Value Series,
Delaware VIP Smid Cap Growth Series (formerly, Delaware VIP Growth Opportunities Series),
Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series
(each, a "Series"), held on November 12, 2009 and reconvened on December 4, 2009 and March
16, 2010, the shareholders of each Series voted to (i) elect a Board of Trustees for the Trust; and
to (ii) approve a new investment advisory agreement between the Trust, on behalf of each Series, and Delaware Management Company.  At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S.
Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.  In
addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

Thomas L. Bennett

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,668,992.915
91.003%
96.110%
16,052,978.474
3.683%
3.890%

Patrick P. Coyne

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,812,967.868
91.036%
96.145%
15,909,006.521
3.650%
3.855%

John A. Fry

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
397,118,893.455
91.107%
96.219%
15,603,077.934
3.579%
3.781%

Anthony D. Knerr

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,387,635.125
90.939%
96.042%
16,334,336.264
3.747%
3.958%

Lucinda S. Landreth

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,756,019.974
91.023%
96.132%
15,965,951.415
3.663%
3.868%

Ann R. Leven

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,256,415.159
90.909%
96.010%
16,465,556.230
3.777%
3.990%

Thomas F. Madison

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,183,351.020
90.892%
95.993%
16,538,620.369
3.794%
4.007%

Janet L. Yeomans

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,807,080.593
91.035%
96.144%
15,914,890.796
3.651%
3.856%

J. Richard Zecher

SHARES
VOTED FOR
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
SHARES
WITHHELD
% OF
OUTSTANDING
SHARES
% OF
SHARES
VOTED
396,191,403.584
90.894%
95.995%
16,530,567.805
3.792%
4.005%

2. To approve a new investment advisory agreement between the Trust, on behalf of each
Series, and Delaware Management Company, a series of Delaware Management Business
Trust.

Delaware VIP Cash Reserve Series

SHARES VOTED FOR 18,118,779.736
PERCENTAGE OF OUTSTANDING SHARES 92.914%
PERCENTAGE OF SHARES VOTED 96.045%
SHARES VOTED AGAINST 623,961.923
PERCENTAGE OF OUTSTANDING SHARES 3.199%
PERCENTAGE OF SHARES VOTED 3.307%
SHARES ABSTAINED 122,236.541
PERCENTAGE OF OUTSTANDING SHARES .627%
PERCENTAGE OF SHARES VOTED .648%

Delaware VIP Diversified Income Series

SHARES VOTED FOR 110,790,356.025
PERCENTAGE OF OUTSTANDING SHARES 92.377%
PERCENTAGE OF SHARES VOTED 93.206%
SHARES VOTED AGAINST 2,763,726.340
PERCENTAGE OF OUTSTANDING SHARES 2.304%
PERCENTAGE OF SHARES VOTED 2.325%
SHARES ABSTAINED 5,311,527.113
PERCENTAGE OF OUTSTANDING SHARES 4.429%
PERCENTAGE OF SHARES VOTED 4.469%

Delaware VIP Emerging Markets Series

SHARES VOTED FOR 25,324,306.934
PERCENTAGE OF OUTSTANDING SHARES 92.087%
PERCENTAGE OF SHARES VOTED 94.110%
SHARES VOTED AGAINST 607,166.952
PERCENTAGE OF OUTSTANDING SHARES 2.208%
PERCENTAGE OF SHARES VOTED 2.256%
SHARES ABSTAINED 977,888.605
PERCENTAGE OF OUTSTANDING SHARES 3.556%
PERCENTAGE OF SHARES VOTED 3.634%

Delaware VIP High Yield Series

SHARES VOTED FOR 67,328,832.080
PERCENTAGE OF OUTSTANDING SHARES 87.506%
PERCENTAGE OF SHARES VOTED 91.580%
SHARES VOTED AGAINST 2,191,017.286
PERCENTAGE OF OUTSTANDING SHARES 2.848%
PERCENTAGE OF SHARES VOTED 2.980%
SHARES ABSTAINED 3,999,335.639
PERCENTAGE OF OUTSTANDING SHARES 5.198%
PERCENTAGE OF SHARES VOTED 5.440%

Delaware VIP International Value Equity Series

SHARES VOTED FOR 10,547,914.769
PERCENTAGE OF OUTSTANDING SHARES 96.687%
PERCENTAGE OF SHARES VOTED 99.796%
SHARES VOTED AGAINST 21,519.841
PERCENTAGE OF OUTSTANDING SHARES .197%
PERCENTAGE OF SHARES VOTED .204%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

Delaware VIP Limited-Term Diversified Income Series
(formerly, Delaware VIP Capital Reserves Series)

SHARES VOTED FOR 30,275,239.892
PERCENTAGE OF OUTSTANDING SHARES 89.927%
PERCENTAGE OF SHARES VOTED 90.563%
SHARES VOTED AGAINST 1,205,676.594
PERCENTAGE OF OUTSTANDING SHARES 3.582%
PERCENTAGE OF SHARES VOTED 3.607%
SHARES ABSTAINED 1,948,931.863
PERCENTAGE OF OUTSTANDING SHARES 5.789%
PERCENTAGE OF SHARES VOTED 5.830%

Delaware VIP REIT Series

SHARES VOTED FOR 29,073,620.546
PERCENTAGE OF OUTSTANDING SHARES 78.631%
PERCENTAGE OF SHARES VOTED 91.227%
SHARES VOTED AGAINST 1,074,849.233
PERCENTAGE OF OUTSTANDING SHARES 2.907%
PERCENTAGE OF SHARES VOTED 3.373%
SHARES ABSTAINED 1,721,048.369
PERCENTAGE OF OUTSTANDING SHARES 4.655%
PERCENTAGE OF SHARES VOTED 5.400%

Delaware VIP Small Cap Value Series

SHARES VOTED FOR 21,881,121.336
PERCENTAGE OF OUTSTANDING SHARES 68.269%
PERCENTAGE OF SHARES VOTED 92.815%
SHARES VOTED AGAINST 661,970.618
PERCENTAGE OF OUTSTANDING SHARES 2.065%
PERCENTAGE OF SHARES VOTED 2.808%
SHARES ABSTAINED 1,031,853.496
PERCENTAGE OF OUTSTANDING SHARES 3.220%
PERCENTAGE OF SHARES VOTED 4.377%

Delaware VIP Smid Cap Growth Series
(formerly Delaware VIP Growth Opportunities Series)

SHARES VOTED FOR 1,660,248.437
PERCENTAGE OF OUTSTANDING SHARES 94.012%
PERCENTAGE OF SHARES VOTED 95.259%
SHARES VOTED AGAINST 2,000.686
PERCENTAGE OF OUTSTANDING SHARES .113%
PERCENTAGE OF SHARES VOTED .115%
SHARES ABSTAINED 80,625.099
PERCENTAGE OF OUTSTANDING SHARES 4.566%
PERCENTAGE OF SHARES VOTED 4.626%

Delaware VIP Trend Series

SHARES VOTED FOR 10,504,238.232
PERCENTAGE OF OUTSTANDING SHARES 81.185%
PERCENTAGE OF SHARES VOTED 88.855%
SHARES VOTED AGAINST 634,288.596
PERCENTAGE OF OUTSTANDING SHARES 4.903%
PERCENTAGE OF SHARES VOTED 5.365%
SHARES ABSTAINED 683,249.506
PERCENTAGE OF OUTSTANDING SHARES 5.280%
PERCENTAGE OF SHARES VOTED 5.780%

Delaware VIP U.S. Growth Series

SHARES VOTED FOR 26,820,815.711
PERCENTAGE OF OUTSTANDING SHARES 93.098%
PERCENTAGE OF SHARES VOTED 94.408%
SHARES VOTED AGAINST 974,267.368
PERCENTAGE OF OUTSTANDING SHARES 3.381%
PERCENTAGE OF SHARES VOTED 3.429%
SHARES ABSTAINED 614,401.936
PERCENTAGE OF OUTSTANDING SHARES 2.133%
PERCENTAGE OF SHARES VOTED 2.163%

Delaware VIP Value Series

SHARES VOTED FOR 30,992,300.440
PERCENTAGE OF OUTSTANDING SHARES 88.825%
PERCENTAGE OF SHARES VOTED 93.505%
SHARES VOTED AGAINST 1,025,690.869
PERCENTAGE OF OUTSTANDING SHARES 2.940%
PERCENTAGE OF SHARES VOTED 3.095%
SHARES ABSTAINED 1,126,962.778
PERCENTAGE OF OUTSTANDING SHARES 3.230%
PERCENTAGE OF SHARES VOTED 3.400%

SUB-ITEM 77D:  Policies with respect to security investments

Policies with respect to security investments incorporated into this filing by reference to two
497(e) filings which occurred on January 21, 2010 (SEC Accession Nos. 0001450789-10-000036
and 0001450789-10-000038) and three 497(e) filings which occurred on June 7, 2010 (SEC
Accession Nos. 0000814230-10-000007, 0000814230-10-000008 and 0000814230-10-000009).

SUB-ITEM 77K:  Changes in Registrant's certifying accountant

Due to independence matters under the Securities and Exchange Commission's auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments
(including Delaware Management Company) by Macquarie Group, Ernst & Young LLP ("E&Y")
has resigned as the independent registered public accounting firm for Delaware VIP Trust (the
"Fund") effective May 27, 2010.  At a meeting held on February 18, 2010, the Board of Directors of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers
LLC ("PwC") to serve as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2011.  During the fiscal years ended December 31, 2009 and
December 31, 2010, E&Y's audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports.  Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund's financial statements.

SUB-ITEM 77.Q.1(a):  Investment Management Agreement (January 4, 2010) between Delaware
VIP Trust and Delaware Management Company, a series of Delaware Management Business
Trust, attached as Exhibit.

SUB-ITEM 77.Q.1(b):  Certificate of Amendment (August 18, 2009) to Agreement and
Declaration of Trust of Delaware VIP Trust attached as Exhibit.

SUB-ITEM 77.Q.1(c):  Letter from the independent accountants furnished pursuant to Sub-Item
77K, attached as Exhibit.

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